                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

  Filed by the registrant /X/

  Filed by a party other than the registrant / /

  Check the appropriate box:

  / / Preliminary proxy statement           / / Confidential, for use of the
                                                Commission Only (as permitted by
                                                Rule 14a-5(e)(2)

  /X/ Definitive proxy statement

  / / Definitive additional materials

  / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        STRONG DISCOVERY FUND II, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        STRONG DISCOVERY FUND II, INC.
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

  / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
Item 22(a)(2) of Schedule 14A.

  / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1:1 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

  (5) Total fee paid:

- - --------------------------------------------------------------------------------

  /X/ Fee paid previously with preliminary materials.

- - --------------------------------------------------------------------------------

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

- - --------------------------------------------------------------------------------

  (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------

  (3) Filing party:

- - --------------------------------------------------------------------------------

  (4) Date filed:

- - --------------------------------------------------------------------------------

                          STRONG SPECIAL FUND II, INC.
                         STRONG DISCOVERY FUND II, INC.



                            NOTICE OF ANNUAL MEETING
                                      AND
                                PROXY STATEMENT



This document describes a number of important proposals affecting the Strong Funds in which you are invested. The package also includes a proxy card that you can use to tell us how to vote on your behalf.



Please review and consider each of the issues carefully, and then complete the enclosed proxy card and return it in the postage-paid envelope provided.



                            YOUR VOTE IS IMPORTANT.



NO MATTER HOW MANY SHARES YOU OWN, PLEASE VOTE. BECAUSE WE MUST RE-SOLICIT SHAREHOLDERS WHO DO NOT RETURN THEIR PROXIES, YOUR PROMPTNESS SAVES YOUR FUND THE EXPENSE OF CONDUCTING FOLLOW-UP MAILINGS AND TELEPHONE CALLS.



                  PLEASE REVIEW THE MATERIALS AND VOTE TODAY.

                          STRONG SPECIAL FUND II, INC.
                         STRONG DISCOVERY FUND II, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of each Fund as noted above will be held jointly at the Italian Community Center, 631 E. Chicago Street, Milwaukee, Wisconsin, on Thursday, April 13, 1995, at 10:00 a.m., local time, to consider and act upon the proposals noted below and to transact such other business as may properly come before the Meeting or any adjournments thereof.



1. To elect directors;
2. To ratify Coopers & Lybrand L.L.P. as independent public accountants;
3. To adopt and ratify a revised Advisory Agreement;
4. To adopt revised Articles of Incorporation; and
5. To amend the investment objective.

                  ADOPTION OF STANDARD INVESTMENT LIMITATIONS:

6. To amend or adopt a fundamental investment limitation concerning:
   A. Diversification;
   B.  Concentration;
   C.  Lending;
   D. Purchasing or selling real estate;
   E.  Borrowing;
   F.  Underwriting securities;
   G. Purchasing or selling financial commodities;
   H. Issuing senior securities; and
   I. Investing in another open-end investment company with substantially the same investment objective and policies (pooling funds).

7. To eliminate fundamental investment limitations concerning:
   A. Use of margin;
   B.  Purchase of investment company securities;
   C.  Investing in oil and gas interests;
   D. Pledging assets;
   E.  Securities investments of directors and officers;
   F.  Fund portfolio transactions with directors and officers; and
   G. Investing in securities for the purpose of management or control.

  Only shareholders of record at the close of business on February 16, 1995, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.
- - --------------------------------------------------------------------------------

AS A SHAREHOLDER OF A FUND, YOU ARE ASKED TO ATTEND THE MEETING EITHER IN PERSON
OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO
COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE
PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT
THE MEETING AND AVOID ADDITIONAL EXPENSES TO THE FUNDS ASSOCIATED WITH FURTHER
SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES
IN PERSON AT THE MEETING AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY
OF THE FUNDS IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT
ANY TIME BEFORE IT IS VOTED.
- - --------------------------------------------------------------------------------

                                         By Order of the Board of Directors,

                                         ANN E. OGLANIAN
                                         Secretary

Menomonee Falls, Wisconsin
February 16, 1995

                          STRONG SPECIAL FUND II, INC.
                         STRONG DISCOVERY FUND II, INC.
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051

                                PROXY STATEMENT


  The enclosed proxy is being solicited by and on behalf of the Board of Directors (the Directors) of the Funds, as set forth above (each a Fund and collectively the Funds), for use at an Annual Meeting (Meeting) of Shareholders of the Funds to be held jointly at the Italian Community Center, 631 E. Chicago Street, Milwaukee, Wisconsin, on Thursday, April 13, 1995, at 10:00 a.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the Notice). The Notice, this Proxy Statement, and the accompanying proxy card(s) were first mailed to shareholders on or about February 16, 1995. Subject to shareholder approval, each item will become effective on or about May 1, 1995. If a proposal is not approved, the item will remain unchanged.



  Shareholders may vote only on matters which concern the Fund or Funds in which they hold shares. The record holders of outstanding shares of each Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, please complete, sign, date, and return the accompanying proxy card (or cards if you have multiple accounts). Properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted FOR the specific proposals set forth in the Notice, and in accordance with the best judgment of the persons named as proxies in the enclosed proxy card(s) on such other business or matters that properly may come before the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before the meeting by advising the Secretary of the Funds in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not in itself revoke a proxy.


  Under each Fund's Bylaws, a quorum is constituted by the presence in person or by proxy of a majority of the outstanding shares of common stock of a Fund entitled to vote at the Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining the quorum. Broker non-votes will not be counted as voting on any matter at the Meeting, except that for any proposal requiring the affirmative vote of a Fund's outstanding shares for approval, a broker non-vote will have the effect of a vote against the proposal. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of such adjournment exceed the votes cast opposing such adjournment. It is anticipated that the persons named as proxies will vote in favor of any such adjournment.


  Proxies will be solicited primarily by mail. The solicitation may also include telephone, facsimile, telegraph, or oral communications by certain officers and employees of each Fund's investment advisor, Strong Capital Management, Inc.
(SCM), who will not be paid for these services. Except for the services provided by SCM, the Funds will pay the costs of the Meeting and the solicitation of proxies as incurred by each Fund. The Funds will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.



  Only the shareholders of record of each Fund at the close of business on February 16, 1995 (the Record Date), will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of January 31, 1995, there were issued and outstanding shares of common stock for each Fund in the following amounts: Special, 21,882,415; Discovery, 11,880,843. As of January 31, 1995, Nationwide Life Insurance Company, P.O. Box 182029, Columbus, Ohio 43218, owned of record more than 5% of the Funds' outstanding shares:



                    Fund                         Shares       Percentage
- - ------------------------------------------------------------------------
Special                                        21,872,415        99.95%
Discovery                                      11,750,486        98.90


  A copy of a Fund's Annual Report is available without charge upon request by writing to P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

VOTE REQUIRED: PROPOSAL 1 SHALL BE APPROVED BY A PLURALITY OF ALL VOTES CAST AT THE MEETING. PROPOSAL 2 SHALL BE APPROVED IF THE VOTES CAST AT THE MEETING IN FAVOR OF THE PROPOSAL EXCEED THE VOTES CAST OPPOSING SUCH PROPOSAL. PROPOSAL 4 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF A FUND'S OUTSTANDING SHARES. APPROVAL OF THE REMAINING PROPOSALS REQUIRE THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF A FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF A FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT AT THE MEETING OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.

1. TO ELECT DIRECTORS.



  The Directors have fixed the number of Directors for election at the Meeting at six for each Fund. Each Director shall hold office until a successor is elected and qualified or until the Director's death, resignation, or removal. Messrs. Strong, Nevins, and Davis, named below as nominees, are currently Directors and have served in that capacity since originally elected or appointed to the Board. Messrs. Strong and Nevins have served as Directors since each Fund's inception. Mr. Davis has served as a Director since July 22, 1994. Mr. Dragisic, also named below as a nominee, served the Funds as a Director as noted in the table below. The current Directors also act as Directors for all of the Strong Funds, which consist of twenty-four separately incorporated, diversified and non-diversified funds. A shareholder using the enclosed proxy card(s) can vote for or against any or all of the nominees. In the election of the Directors, those six nominees receiving the highest number of votes cast at the Meeting shall be elected, provided that a quorum is present. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. The Directors have no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. More detailed information concerning nominees for Director follows:

     Name (Age),           Funds, Shares
   Position(s) with         Owned,(1)(6)           Principal Occupation For
    Funds, Address         Director Since      Last Five Years, Directorships(2)
- - ---------------------------------------------------------------------------------
Richard S.              Special: 5,000        Director and Chairman of the Board
  Strong(3)(4)          1990                  of SCM. Chief Investment Officer of
(52)                    Discovery: 5,000      SCM (1991).
Director and Chairman   1990
P.O. Box 2936                                 Director and Chairman of Strong
Milwaukee, WI 53201                           Holdings, Inc. and Strong Funds
                                              Distributors, Inc. (1993). Director
                                              and Chairman of Heritage Reserve
                                              Development Corporation (1994).
                                              Member of the Managing Boards of
                                              Fussville Real Estate Holdings
                                              L.L.C. and Fussville Development
                                              L.L.C. (1994). Director and
                                              Chairman of the Strong Funds.
- - ---------------------------------------------------------------------------------
John Dragisic(4)(5)     Special: 0            Vice Chairman of SCM (1994).
(54)                    Nominee
Vice Chairman           Discovery: 0          President and Chief Executive
P.O. Box 2936           Nominee               Officer of Grunau Company, Inc.
Milwaukee, WI 53201                           (1987-1994). Director of the Strong
                                              Funds (1991-1994). Director of
                                              Strong Holdings, Inc. and Strong
                                              Funds Distributors, Inc. (1994).
                                              Vice Chairman of Strong Funds
                                              (1994).
- - ---------------------------------------------------------------------------------
Marvin E. Nevins        Special: 0            Private Investor.
(76)                    1990
Director                Discovery: 0          Chairman of Wisconsin Centrifugal
6075 Pelican Bay Blvd.  1990                  Inc. (1945-1980). Chairman of
Naples, FL 33962                              General Casting Corp. (1983-1986).
                                              Formerly Chairman of the Wisconsin
                                              Association of Manufacturers &
                                              Commerce, Regent of the Milwaukee
                                              School of Engineering, and member
                                              of the Board of Trustees of the
                                              Medical College of Wisconsin.
- - ---------------------------------------------------------------------------------
Willie D. Davis         Special: 0            President and Chief Executive
(60)                    July, 1994            Officer of All Pro Broadcasting,
Director                Discovery: 0          Inc.
161 North La Brea       July, 1994
Inglewood, CA 90301                           Director of Alliance Bank, Sara Lee
                                              Corporation, KMart Corporation,
                                              YMCA Metropolitan-Los Angeles, Dow
                                              Chemical Company, MGM Grand, Inc.,
                                              WICOR, Inc., Johnson Controls,
                                              Inc., L.A. Gear, and Rally's
                                              Hamburger, Inc. Trustee of the
                                              University of Chicago, Marquette
                                              University, and Occidental College.
                                              Director of the Fireman's Fund
                                              (1975-1990).
- - ---------------------------------------------------------------------------------

     Name (Age),           Funds, Shares
   Position(s) with         Owned,(1)(6)           Principal Occupation For
    Funds, Address         Director Since      Last Five Years, Directorships(2)
- - ---------------------------------------------------------------------------------
Mr. Stanley Kritzik     Special: 0            Partner, Metropolitan Associates.
(65)                    Nominee
Nominee                 Discovery: 0          Director, Aurora Health Care and
1123 North Astor        Nominee               Health Network Ventures, Inc.
Street
Milwaukee, WI 53202
- - ---------------------------------------------------------------------------------
Mr. William F. Vogt     Special: 0            President, Vogt Management
(47)                    Nominee               Consulting, Inc. (1990).
Nominee                 Discovery: 0
3003 East Third Ave.    Nominee               Executive Director of University
Denver, CO 80206                              Physicians (University of Colorado)
                                              (1982-1990). Presi-
                                              dent, Medical Group Management
                                              Associa-
                                              tion (1990). Fellow, American
                                              College of Medical Practice
                                              Executives (1990).

- - ---------------
1 Shares owned beneficially as of January 31, 1995.


2 Unless indicated otherwise, each individual has held the office or offices shown for the last five years.



3 On July 12, 1994, the Securities and Exchange Commission (the SEC) filed an administrative action (Order) against SCM and Mr. Strong in connection with conduct that occurred between 1987 and early 1990 (see the section entitled "Investment Advisor" on page 12 for more information). The proceeding was settled by consent without admitting or denying the allegations in the Order.



4 "Interested person" of each Fund.


5 On August 1, 1994, SCM granted 7% of its non-voting stock to Mr. Dragisic in connection with his employment with SCM.


6 Less than 1% of the Fund's outstanding shares of common stock.



  The Directors held four meetings during the last full fiscal year. It is expected that the Directors will continue to meet at least four times a year at regularly scheduled meetings. Each incumbent director attended 100% of the meetings of the Directors. There are currently no standing audit, nominating, or compensation committees of the Board of Directors, or other committees performing similar functions. The officers of the Funds, other than those who also serve as Directors or are nominees for Director, are:

       Name               Office           Principal Occupation For Last
       (Age)           (Held Since)           Five Years (Start Date)
- - --------------------------------------------------------------------------
Lawrence A. Totsky    Vice President     Senior Vice President of SCM
       (35)               (5/93)         (1994). Director of Mutual Fund
                                         Administration (1991). Manager of
                                         Shareholder Accounting and
                                         Compliance for SCM (1987).
  Thomas P. Lemke     Vice President     Senior Vice President, Secretary,
       (40)              (10/94)         and General Counsel of SCM
                                         (1994). Resident Counsel for
                                         Funds Management at J.P. Morgan &
                                         Co., Inc. (1992). Associate
                                         General Counsel to Sanford C.
                                         Bernstein Co., Inc. (1989). Of
                                         Counsel at the Washington D.C.
                                         law firm of Tew Jorden & Schulte
                                         (1987).
  Ann E. Oglanian       Secretary        Associate Counsel of SCM (1992).
       (33)               (5/94)         Associate Counsel of Kemper
                                         Financial Services, Inc. (1989).
 Thomas M. Zoeller      Treasurer        Treasurer of SCM (1991).
       (31)              (11/91)         Controller for SCM (1991).
                                         Assistant Controller for SCM
                                         (1989).

  As of January 31, 1995, the officers and directors of the Funds in the aggregate beneficially owned less than 1% of each Fund's then outstanding shares.

                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 1.


2. TO RATIFY COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.


  A majority of the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act), have selected Coopers & Lybrand L.L.P. (C&L) as independent public accountants for the Funds for the fiscal year ending December 31, 1995. C&L has served each Fund as independent public accountants since each Fund's inception. Each Fund has been advised by C&L that it has no material direct or indirect financial interest in the Funds. The ratification of the selection of independent public accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying proxy will vote for C&L unless shareholders express a contrary choice. A representative of C&L will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning each Fund's financial statements.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 2.

3. TO ADOPT AND RATIFY A REVISED ADVISORY AGREEMENT.


  SCM serves as investment advisor to each Fund pursuant to each Fund's Advisory Agreement (the Agreement). The Directors have approved the adoption of, and recommend that the shareholders of each Fund adopt and ratify a revised Advisory Agreement (the Revised Agreement) in a form substantially similar to Exhibit A.



  The terms and conditions of the Revised Agreement are substantially identical to the terms and conditions of the existing Agreements, except that (i) the form of the agreement has been changed to allow for the future conversion of each Fund to a series Fund as discussed under Proposal 4 and (ii) a provision has been added that expressly allows SCM to delegate some or all of its services subject to necessary approval, which includes the delegation of its investment adviser duties, to a subadvisor. Any delegation of duties to a subadvisor would be approved by shareholders as necessary under the law before being implemented. Under any such subadvisory agreement, SCM would continue to have responsibility for all investment advisory services furnished. This delegation provision has been included in each Fund's Revised Agreement for standardization purposes. Currently, SCM has no intention of hiring any subadvisor. THE REVISED AGREEMENT DOES NOT INCLUDE A MANAGEMENT FEE INCREASE.



  At its meeting on January 20, 1995, the Directors, including each of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds or SCM (the Independent Directors), considered (i) information regarding the nature and quality of the services provided by SCM, (ii) SCM's cost in providing such services, (iii) the extent to which SCM realized economies of scale if the asset-size of a Fund grew larger and the extent to which these economies are shared with a Fund's shareholders, (iv) the investment performance, expense ratios, and management fees for comparable investment companies, (v) the profitability of SCM, (vi) the role played by the Independent Directors, and (vii) the impact, if any, that other activities of SCM or its affiliates may have on the management of the Funds. The Directors received all information they deemed necessary to their evaluation of the terms and conditions of the Agreement and Revised Agreement.



  Based upon the Directors' review and evaluations of these materials and their considerations of all factors deemed relevant, the Directors determined that the Revised Agreement is reasonable, fair, and in the best interests of each Fund and its shareholders. Accordingly, the Directors, including all of the Independent Directors, approved the adoption of the Revised Agreement and its submittal to each Fund's shareholders for adoption and ratification. If the Revised Agreement is adopted by shareholders of a Fund, it will remain in effect through March 31, 1997, and will be thereafter subject to continuation by such Fund's Directors. If the Revised Agreement is not adopted, the existing Agreement will continue in effect through March 31, 1996, and thereafter will be subject to continuation by such Fund's Directors. Additional information concerning the investment advisory agreements and SCM is set forth below.


ADVISORY AGREEMENT. The advisory agreements are required to be approved annually by each Fund's Directors or by vote of a majority of such Fund's outstanding voting securities (as defined in the 1940 Act). In either case, such annual renewal must be approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. On January 21, 1994, the Directors of each Fund, including all Independent Directors, voted unanimously to extend the existing Agreement for each Fund for an additional period of one year, commencing May 1, 1994. On January 20, 1995, the Directors of each Fund, including all Independent Directors, voted unanimously to extend the existing Agreement for each Fund for an additional period of one year, commencing May 1, 1995. Each Fund's Agreement, dated April 16, 1992, was initially adopted and approved by the Fund's shareholders on April 10, 1992. The Agreement is terminable, without penalty, on 60 days written notice by the Directors of a Fund, by vote of a majority of such Fund's outstanding voting securities, or by SCM. In addition, the Agreement will terminate automatically in the event of assignment.



  Each Fund pays SCM an advisory fee. The advisory fee is an annual percentage of each Fund's average net assets, calculated and paid monthly. The table below specifies the advisory fee rate, the advisory fees incurred in 1994, and the asset size of each Fund.



                            Advisory           1994            Asset Size
          Fund              Fee Rate       Advisory Fee      (as of 1/31/95)
- - ----------------------------------------------------------------------------
Special                        1.00%       $2,222,650         $ 304,822,045
Discovery                      1.00           920,374           115,838,218


  The advisory fee rate of each Fund may be compared against each of the Funds noted above and below.


                                          Advisory          Asset Size
                  Fund                    Fee Rate        (as of 1/31/95)
- - -------------------------------------------------------------------------
Strong Opportunity Fund                      1.00%          838,834,769
Strong Growth Fund                           1.00           151,869,700
Strong Common Stock Fund                     1.00           776,501,992
Strong Discovery Fund                        1.00           380,285,334
Strong International Stock Fund              1.00           230,442,441
Strong Asia Pacific Fund*                    1.00            52,202,032


- - ---------------
* SCM waived a portion of the Fund's advisory fee during the last fiscal year.


  Under the terms of each Agreement, SCM manages a Fund's investments subject to the supervision of the Fund's Directors. SCM is responsible for investment decisions and supplies investment research and portfolio management. At its expense, SCM provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of a Fund. SCM places all orders for the purchase and sale of a Fund's portfolio securities at its expense. Except for expenses assumed by SCM as set forth above or as described below under "Distribution Agreement" with respect to the distribution of a Fund's shares, each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of prospectuses and semi-annual financial statements mailed to existing shareholders; and charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to shareholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to recordkeeping and shareholder relations, the cost of stock certificates, and fees for directors who are not "interested persons" of SCM. From time to time, SCM may voluntarily waive all or a portion of its management fee for a Fund. The organizational expenses of the Special and Discovery Funds were advanced by SCM and will be reimbursed by each Fund over a period of not more than 60 months from the date of its inception.



  Each Agreement requires SCM to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees (and with respect to the Revised Agreement, extraordinary expenses), exceed that percentage of the average net asset value of the Fund for such year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's common stock is qualified for sale; or if the states in which the Fund's common stock is qualified for sale impose no restrictions, then 2%. The most restrictive percentage limitation currently applicable to the Funds is 2 1/2% of its average daily net assets up to $30,000,000, 2% on the next $70,000,000 of its average daily net assets, and 1 1/2% of its average daily net assets in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to a Fund by reduction of SCM's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. From time to time, SCM may voluntarily absorb expenses for a Fund in addition to the reimbursement of expenses in excess of applicable limitations.


INVESTMENT ADVISOR. SCM, a Wisconsin corporation, is the Funds' investment advisor. Mr. Richard S. Strong is the Chairman of SCM, who along with Messrs. John Dragisic and Richard T. Weiss constitute the Board of Directors of SCM. The address of the Advisor and each of these individuals is 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051. The officers of the Funds and their positions with SCM are as follows:

        Name            Position with Funds            Position with SCM
- - -------------------------------------------------------------------------------
 Richard S. Strong            Chairman                     Chairman
   John Dragisic           Vice Chairman                 Vice Chairman
 Lawrence A. Totsky        Vice President            Senior Vice President
  Thomas P. Lemke          Vice President       Senior Vice President, General
                                                    Counsel, and Secretary
  Ann E. Oglanian            Secretary                 Associate Counsel
 Thomas M. Zoeller           Treasurer                     Treasurer

  SCM began conducting business in 1974. Since then, its principal business has been providing continuous investment advice to mutual funds, individuals, and institutional accounts such as pension funds and profit-sharing plans. SCM acts as investment advisor to each of the 24 Strong Funds and acts as a subadvisor to various other investment products. As of December 31, 1994, SCM had over $10 billion under management. Mr. Strong is the controlling shareholder of SCM.

  On July 12, 1994, the Securities and Exchange Commission (the SEC) filed an administrative action (Order) against SCM, Mr. Strong, and another employee of SCM in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order alleged that SCM and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. (Harbour), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further alleged that SCM violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting SCM's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of SCM owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and SCM agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT. SCM acts as dividend-disbursing agent and transfer agent to the Funds. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to the fees received and services provided under the advisory agreement. For transfer agent and dividend-disbursing agent services in 1994, the Special and Discovery Funds paid SCM $4,998 and $5,002, respectively, in per account charges and $17,581 and $16,906, respectively, for out-of-pocket expenses. In addition to the foregoing services, SCM provides certain printing and mailing services for the Funds such as printing and mailing of shareholder account statements, checks, and tax forms. For such services in 1994, the Special and Discovery Funds paid SCM $82 and $122, respectively.

DISTRIBUTION AGREEMENT. Under a Distribution Agreement dated December 1, 1993 for each Fund (the Distribution Agreements), Strong Funds Distributors, Inc.
(SFD) acts as underwriter of each Fund's shares. SFD is an indirect subsidiary of SCM and controlled by SCM and Mr. Strong. The address of SFD is 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051. The Distribution Agreements provide that SFD will use its best efforts to distribute each Fund's shares. Since the Funds are "no-load" funds, no sales commissions are charged on the purchase of a Fund's shares. The Distribution Agreements further provide that SFD will bear the costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and other costs attributable to the distribution of the Funds' shares. Each Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the advisory agreements.

PORTFOLIO TRANSACTIONS AND BROKERAGE. SCM is responsible for decisions to buy and sell securities for the Funds and for the placement of their portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of SCM to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to SCM or the Funds. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. In selecting broker-dealers and in negotiating commissions, SCM considers the firm's reliability, the quality of its execution services on a continuing basis, and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

  Section 28(e) of the Securities Exchange Act of 1934 (Section 28(e)) permits an investment advisor, under certain circumstances, to cause an account to pay a broker-dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

  In carrying out the provisions of the Agreements, SCM may cause the Funds to pay a broker-dealer which provides brokerage and research services to SCM a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting the transaction. SCM is of the opinion that the continued receipt of supplemental investment research services from broker-dealers is essential to its provision of high-quality portfolio management services to the Funds. The Agreement provides that such higher commissions will not be paid by the Funds unless (a) SCM determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of SCM's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Agreement; and (c) in the opinion of SCM, the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long term. The investment advisory fees paid by the Funds under the Agreements are not reduced as a result of SCM's receipt of research services.

  Generally, research services provided consist of portfolio pricing and capital changes services and reports, research reports dealing with macroeconomic trends and monetary and fiscal policy, research reports on individual companies and industries, and information dealing with market trends and technical analysis. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities. Where SCM itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services. SCM's receipt of these administrative benefits arises from its ability, in certain cases, to direct brokerage to certain firms in connection with its management of client portfolios. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of SCM's allocation of the costs of such benefits and services between those that primarily benefit SCM and those that primarily benefit its clients.

  SCM places portfolio transactions for other advisory accounts, including other mutual funds managed by SCM. Research services furnished by firms through which the Funds effect their securities transactions may be used by SCM in servicing all of its accounts; not all of such services may be used by SCM in connection with the Funds. In the opinion of SCM, it is not possible to separately measure the benefits from research services to each of the accounts (including a Fund) managed by SCM. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of SCM, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

  SCM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by each Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by SCM are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.



TRANSACTIONS WITH AFFILIATED BROKERS AND DEALERS. As provided in the Agreements between the Funds and SCM, SCM is responsible not only for making decisions with respect to the purchase and sale of the Funds' portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Directors for the Funds have authorized W.H. Reaves & Co., Inc. (Reaves), the subadvisor for Strong American Utilities Fund, and a member of the New York Stock Exchange, to act as an affiliated broker to the Funds subject to procedures set forth in Rule 17e-1 under the 1940 Act. As such, in order for Reaves to effect any portfolio transactions for a Fund on an exchange, the commissions, fees or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow Reaves to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 3.

4. TO ADOPT REVISED ARTICLES OF INCORPORATION.



  The Directors have unanimously approved the adoption of Amended and Restated Articles of Incorporation (the Revised Articles) for each of the Funds, which are Wisconsin corporations. According to the Wisconsin Business Corporation Law (the WBCL), changes to a Fund's Articles of Incorporation must be approved by the vote of a majority of outstanding shares of such Fund. If shareholders do not approve this Proposal, the existing Articles will remain in full force and effect.



  In addition, certain of the changes included within the Revised Articles are designed to standardize the language of the existing Articles; however, other changes are substantive. The Revised Articles would: (i) eliminate the enumerated list of authorized corporate powers contained in the existing Articles and to add a provision allowing a Fund to engage in any activity permissible under the WBCL, (ii) eliminate the provision that limits a Fund's ability to redeem small shareholder accounts ($500 or less) and, instead, provide that a Fund may redeem small shareholders accounts under procedures adopted by the Directors and in accordance with the 1940 Act, (iii) eliminate the 1% cap on redemption fees and include a provision permitting the Directors to set forth in the By-Laws the terms and conditions under which redemption fees are to be imposed, (iv) specify that an affirmative majority vote of all votes cast at a shareholder meeting is sufficient to amend the Revised Articles, provided that a quorum is present, (v) eliminate the express denial of preemptive rights because preemptive rights, under the WBCL, are not effective unless affirmatively expressed in articles of incorporation; and thus, because it is not affirmatively expressed, its presence in the existing Articles is unnecessary and meaningless, (vi) grant the Directors authority to convert each Fund into a series fund and allow the Directors to add additional series, and
(vii) allow the Directors to designate additional classes of shares. In addition, by approving the Revised Article shareholders also authorize SCM to make changes to the Articles as may be necessary in order to facilitate filing them with the State of Wisconsin.



  The Revised Articles would allow the Directors to convert each Fund into a series fund and to designate additional classes of shares, each without additional shareholder approval.1 The Directors have no current intention to implement either a series structure or additional classes of shares. However, these amendments would allow the Directors the future flexibility to adopt such structures. By adding series to a Fund, such Fund may achieve certain operational efficiencies.2 In addition, adding additional classes would permit each Fund to take advantage of additional distribution channels (with alternative

- - ---------------

1 The term "series" in the mutual fund industry is used to refer to shares that represent interests in a separate portfolio of investments with differing investment objectives. "Classes" of shares represent sub-divisions of series with differing preferences, limitations, or relative rights as the Directors may determine and, in most circumstances, differing marketing attributes. These terms do not correspond to the terms that are used under the WBCL, but will be used for ease of reference in this discussion.


2 If the Directors determine to add new series to a Fund, the first series of the Fund will retain the name of the Fund in which shareholders are invested and the Directors will designate the umbrella entity with a generic name that is consistent with the name of the first series (i.e., the Fund) and any subsequent series. Thus, shareholders in a Fund will continue to own shares in an entity with the same name as the entity in which they originally invested, except that this entity will be one of a number of series in the umbrella entity.

pricing structures) for selling Fund shares. The ability to utilize alternative distribution channels may increase the size of a Fund, which may result in certain economies of scale and reduced operating expenses -- thus benefiting both existing and future shareholders.

THE ADDITION OF CLASSES TO ALREADY OUTSTANDING SHARES WOULD NOT AFFECT AN EXISTING SHAREHOLDER'S INVESTMENT IN THE FUND. Each series would represent interests in a different portfolio of assets and a shareholder interest is limited to the portfolio in which shares are held. The Revised Articles also provide that a Fund may issue additional classes of shares, including new classes of the outstanding Common Stock, provided these classes do not affect the preferences, limitations, or relative rights of the outstanding shares. Under the Revised Articles, the Directors are authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Under the Revised Articles, all holders of shares of a Fund would vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or classes, in which case only the shares of the affected series or class shall be entitled to vote.

  At such time as the Directors determine that it is in the best interests of a Fund to add additional series or a multiple class structure, such Fund will obtain all necessary regulatory approvals before such a structure is implemented.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 4.



5. TO AMEND THE INVESTMENT OBJECTIVE.



  The Directors unanimously recommend that the shareholders of each Fund vote to replace each Fund's current investment objective as noted below. The purpose of the proposed objectives is to clarify and more concisely describe each Fund's goal. The proposed objectives are not intended to alter the way in which the Funds are managed. If shareholders do not vote to change a Fund's objective, the Fund's current objective will remain in place.



  The Special Fund's current investment objective states:



     "The Special Fund's investment objective is to seek capital appreciation through investments in a diversified portfolio of equity securities."



  The proposed investment objective of the Special Fund states:



     "The Special Fund seeks capital growth."



  The Discovery Fund's current investment objective states:



     "The Discovery Fund's investment objective is to seek maximum capital appreciation through investments in a diversified portfolio of securities."

  The proposed investment objective of the Discovery Fund states:



     "The Discovery Fund seeks capital growth."



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 5.


                  ADOPTION OF STANDARD INVESTMENT LIMITATIONS

  The primary purpose of Proposals 6A through 6I is to revise or adopt investment limitations to conform to limitations that are expected to become standard for all funds managed by SCM. The Directors have asked SCM to analyze the various fundamental and non-fundamental investment limitations of the Strong Funds, and, where appropriate to a Fund's investment objective, (i) to adopt standard non-fundamental limitations, and (ii) to propose to shareholders the adoption of standard fundamental limitations and to eliminate certain fundamental limitations. SCM believes that increased standardization will help to promote operational efficiencies, facilitate monitoring of compliance with fundamental and non-fundamental investment limitations, and enhance the management of the Funds' investments in light of future regulatory, business, or investment conditions. In addition, standardization will reduce the future costs associated with holding a shareholders' meeting to change fundamental investment restrictions that are not required.



  Proposals 7A through 7E relate to investment limitations that restate requirements imposed by state law as a condition of registering shares of funds, and which were adopted by the Funds for standardization of investment limitations among the funds managed by SCM, or are imposed as non-fundamental investment limitations by the 1940 Act. Currently, these limitations are fundamental and can only be changed by shareholder vote. As a result, if the state laws were changed or if they no longer applied to funds, the Funds would be required to call a shareholder meeting to adapt to changed federal regulatory requirements or standardized investment limitations among the funds managed by SCM. The Directors recommend that these limitations be made non-fundamental so that they can be changed by the Directors without shareholder approval. Proposals 7F and 7G relate to investment limitations that are not required by federal law to be fundamental or non-fundamental policies and are proposed for elimination in the other funds managed by SCM. The Directors recommend that these limitations be eliminated outright.

  Where adoption of a new or revised limitation or the elimination of a limitation is likely to have an impact on the investment techniques employed by a Fund, the potential impact is noted. In all cases, the proposed changes are expected to contribute to the overall objective of standardization.

6A. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION
    CONCERNING DIVERSIFICATION.


  Each Fund's current fundamental investment limitation concerning diversification states:

  "The Fund may not with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer."

  The Directors recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing diversification:

  "The Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer."


  The primary purpose of the proposal is to revise each Fund's fundamental diversification limitation to conform to a limitation that is expected to become standard for all diversified funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) If the proposal is approved, the new fundamental diversification limitation cannot, under the 1940 Act, be changed without a future vote of a Fund's shareholders.



                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 6A.



6B. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION
    CONCERNING CONCENTRATION.


  Each Fund's current fundamental investment limitation concerning concentration states:

  "The Fund may not concentrate more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry."

  The Directors recommend that shareholders vote to replace this limitation with the following new fundamental investment limitation governing concentration:

  "The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry."


  The primary purpose of the proposal is to revise each Fund's fundamental limitation concerning concentration to conform to a limitation that is expected to become standard for the majority of the funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) The proposed non-fundamental operating policy eliminates the references to non-governmental issuers because the SEC does not consider governments to be in any "industry" and therefore an express reference is unnecessary. If the proposal is approved, the new fundamental limitation concerning concentration cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 6B.


6C. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION
    CONCERNING LENDING.


  Each Fund's current fundamental investment limitation concerning lending states:

     "The Fund may not make loans, except through (i) the purchase of investments permissible under the Fund's investment policies, or (ii) the lending of portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets."

  The Directors recommend that shareholders vote to replace this limitation with the following new fundamental investment limitation governing lending:

     "The Fund may not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements."


  The primary purpose of the proposal is to revise each Fund's fundamental limitation concerning lending to conform to a limitation that is expected to become standard for all funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) If the proposal is approved, the new fundamental limitation concerning lending cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders. The proposed limitation (i) increases the Funds' securities lending authority from 30% of total assets to 33 1/3% of total assets, which is the maximum percentage permissible under the 1940 Act; and (ii) authorizes other lending transactions permissible under the 1940 Act, including an interfund lending program briefly discussed under Proposal 6E.

  Subject to shareholder approval of the revised investment limitation concerning lending, the Directors will adopt a non-fundamental operating policy, which may be changed by the Directors without shareholder approval, that states:

  "The Fund may not make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements."

  This operating policy clarifies that the Funds do not intend to make any loans other than securities loans, purchases of debt securities or other debt instruments, or repurchase agreements. This policy only would be amended by the Directors should a Fund seek and obtain an exemptive order permitting an interfund lending program.
                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT

                       SHAREHOLDERS VOTE FOR PROPOSAL 6C.

6D. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION
    CONCERNING PURCHASING OR SELLING REAL ESTATE.


  Each Fund's current fundamental investment limitation concerning purchasing or selling real estate states:


  "The Fund may not . . . purchase or sell real estate, other than, to the extent permitted under the Fund's investment policies, instruments secured by real estate or interests therein or instruments issued by entities that invest in real estate or interests therein."3


  The Directors recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing purchasing or selling real estate:


  "The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities)."


  The primary purpose of the proposal is to revise each Fund's fundamental limitation concerning purchasing or selling real estate to conform to a limitation that is expected to become standard for all funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) The proposed limitation also permits a


- - ---------------

3 The deleted language relates to the Funds' commodities limitation discussed under 6G.

Fund to dispose of real estate acquired as a result of permissible investments. If the proposal is approved, the new fundamental limitation concerning purchasing or selling real estate cannot be changed without a future vote of a Fund's shareholders.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 6D.


6E. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION
    CONCERNING BORROWING.


  Each Fund's current fundamental investment limitation concerning borrowing states:

     "The Fund may not borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the value of the Fund's net assets at the time the borrowing is incurred; provided, however, the Fund may engage in transactions in options, futures, options on futures, and foreign currency."

  The Directors recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing borrowing:

     "The Fund may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law."


  The primary purpose of the proposal is to revise each Fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by SCM which will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) If the proposal is approved, the new fundamental borrowing limitation cannot, under the 1940 Act, be changed without a future vote of a Fund's shareholders.


  The proposed limitation accomplishes five specific goals. First, it increases the Funds' permitted borrowings from 5% of net assets to 33 1/3% of total assets (including the amount borrowed) allowing the Funds greater flexibility to meet shareholder redemption requests without liquidating securities at unfavorable prices or times should the need arise. The ability to borrow additional funds for such purposes could adversely affect a Fund if it were unable to repay the borrowed funds without liquidating securities at unfavorable prices or times. Second, it eliminates the Funds' prohibition against other (i.e., non-bank) permissible borrowings, such as reverse repurchase agreements and mortgage dollar roll transactions. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. In mortgage dollar rolls, a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. Third, the proposed limitation eliminates the Funds' existing exception from the borrowing money limitation for transactions in options, futures, options on futures, and foreign currency because such transactions do not involve borrowing money. Fourth, the proposed limitation permits a Fund to borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. Fifth, it permits a Fund to borrow money from the other Strong Funds ("interfund lending") if an order were obtained from the SEC permitting such borrowings. The purpose of an interfund lending program for the Strong Funds would be to reduce borrowing costs (and increase interest received by the lending Strong Fund) from that available through other sources, such as bank borrowings or reverse repurchase agreements. An interfund lending program would involve certain risks. For example, there is the risk that a lending fund could experience delays in obtaining prompt repayment of a loan or a borrowing fund could be required to repay funds on short notice. The Directors have no current intention of pursuing such an SEC order.

  Subject to shareholder approval of the revised investment limitation concerning borrowing, the Directors will adopt a non-fundamental operating policy, which may be changed by the Directors without shareholder approval, that states:

  "The Fund may not borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets."

  This operating policy clarifies that the Funds do not intend, following adoption of the amended fundamental investment limitation, to borrow money through bank borrowing transactions, other than reverse repurchase agreements and mortgage dollar roll transactions. This policy only would be amended by the Directors should a Fund seek and obtain an exemptive order permitting an interfund lending program.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                        SHAREHOLDERS VOTE FOR PROPOSAL 6E.


6F. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING
    SECURITIES.


  Each Fund's current fundamental investment limitation concerning underwriting securities states:

  "The Fund may not act as an underwriter of another issuer's securities."

  The Directors recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing underwriting securities:

  "The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities."


  The primary purpose of the proposal is to revise each Fund's fundamental underwriting securities limitation to conform to a limitation that is expected to become standard for all funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) The proposed underwriting securities limitation would clarify that the purchase and sale of restricted securities is not prohibited even if a Fund may be considered an "underwriter" within the meaning of the federal securities laws. If the proposal is approved, the new fundamental underwriting securities limitation cannot, under the 1940 Act, be changed without a future vote of a Fund's shareholders.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 6F.


6G. TO AMEND A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASING OR
    SELLING FINANCIAL COMMODITIES.



  Each Fund's current fundamental investment limitation concerning purchasing or selling commodities states:


  "The Fund may not purchase, hold, or deal in commodities or commodity contracts (except that the Fund may engage in futures, options on futures, and foreign currency transactions) . . . ."4


  The Directors recommend that shareholders vote to replace this limitation with the following new fundamental investment limitation governing purchasing or selling of commodities:


  "The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities)."


  The primary purpose of the proposal is to revise each Fund's fundamental limitation concerning purchasing or selling commodities to conform to a limitation that is expected to become standard for all funds managed by SCM. The adoption of the new limitation

- - ---------------

4 The deleted language relates to the Funds' real estate limitation discussed under 6D.

may have some impact on the investment techniques employed by a Fund (as discussed below) and will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) If the proposal is approved, the new fundamental limitation concerning purchasing or selling commodities cannot be changed, under the 1940 Act, without a future vote of a Fund's shareholders. The proposed limitation (i) clarifies that derivative instruments, other than futures, options on futures and foreign currency transactions are not subject to the commodities limitation, subject to the Fund's investment objective and policies, and other limitations, and (ii) clarifies that a Fund may acquire an interest in physical commodities as a result of the ownership of securities or other instruments.



  Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, including without limitation, securities, currencies, reference indexes, or commodities. Derivative transactions may include certain attributes of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. Derivative transactions may be used by a Fund for a variety of purposes, such as hedging or risk management, but not for speculation.


  Derivative transactions may be exchange traded or over-the-counter transactions between private parties. Over-the-counter transactions are subject to the credit risk of the counterparty to the instrument and are generally illiquid since they often can only be closed out with the other party to the transaction. When required by the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. In order to maintain its required cover for a derivative transaction, a Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

  The successful use of derivative transactions by a Fund is dependent upon SCM's ability to correctly anticipate trends in the underlying asset. To the extent that a Fund engages in derivative transactions other than for hedging purposes, a Fund's successful use of such transactions is more dependent upon SCM's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in a Fund's portfolio or in lower purchase prices for assets it intends to acquire. SCM's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund. Hedging transactions are also subject to risks. If SCM incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged.

  The Fund's current non-fundamental operating policy concerning futures and options states:

  "The Fund will not: (i) enter into futures contracts and futures options transactions if more than 30% of its total assets would be committed to such instruments, (ii) write covered put or call options if the value of the Fund's assets covering such options exceeds 25% of the Fund's total assets, or (iii) purchase put or call options if the value of all premiums paid for such options exceeds 5% of the Fund's total assets."

  The Directors intend to replace this limitation with the following non-fundamental operating policy:


  "The Fund may not engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
  Act), do not exceed 5% of the Fund's net assets."5


  "In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets."


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 6G.


6H. TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION
    CONCERNING ISSUING SENIOR SECURITIES.



  The Funds have no express fundamental investment limitation concerning issuing senior securities. The Directors recommend that the shareholders adopt the following fundamental investment limitation:


  "The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."


  The primary purpose of the proposal is to adopt a fundamental limitation regarding issuing senior securities that is expected to become the standard for all funds managed by SCM. Although adoption of the new limitation is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on

- - ---------------

5 This non-fundamental policy standardizes the Funds' existing limitation with no effect to the Funds' authorized investments in futures transactions.

page 18.) If the proposal is approved, the new fundamental limitation concerning issuing senior securities cannot, under the 1940 Act, be changed without a future vote of a Fund's shareholders.



  The proposed limitation (i) expressly specifies the senior security policy for the Funds, and (ii) increases the Funds' authorization to engage in transactions that may raise senior security issues to the extent permissible under the 1940 Act. The 1940 Act restricts a fund's ability to issue senior securities. While the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security having preference over shares of a fund with respect to the fund's assets or earnings. It generally does not include borrowings by a fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the fund's investment limitations. Various investment techniques that obligate a Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than normal) occasionally raise questions as to whether a "senior security" is created. While the proposed fundamental investment limitation concerning issuing senior securities will generally increase a Fund's ability to engage in transactions which may raise senior security issues, the Fund utilizes such techniques only in accordance with applicable regulatory requirements.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 6H.


6I. TO ADOPT A FUNDAMENTAL INVESTMENT POLICY CONCERNING POOLED FUND STRUCTURES.

  The Directors have approved, subject to a shareholder vote, the adoption of a new fundamental investment policy that would permit each Fund to invest all of its assets in another open-end investment company with substantially the same investment objectives and policies (a Pooled Fund Structure). To allow the Funds to invest in a Pooled Fund at a future date, the Directors recommend that the shareholders approve the following fundamental policy:

  "The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund."

  If the proposal is adopted, the Directors intend to adopt the following non-fundamental operating policy:

  "The Fund may not invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, restrictions, and policies as the Fund."

  The primary purpose of the proposal is to adopt a fundamental policy regarding Pooled Fund Structures that is expected to become a standard fundamental policy for all funds managed by SCM. (See "Adoption of Standard Investment Limitations" on page 18.) The adoption of the new fundamental policy is not likely to have any impact on the investment techniques employed by the Funds because the Directors have no present intention of investing either Fund's assets in a Pooled Fund. If the proposal is approved, the new fundamental investment policy concerning Pooled Fund Structures cannot, under the 1940 Act, be changed without a future vote of a Fund's shareholders.


  The purpose of a Pooled Fund Structure is to achieve operational efficiencies and cost reductions through the consolidation of portfolio management while maintaining different distribution and servicing structures. In the future, SCM may manage a number of funds with similar investment objectives, policies, and limitations, but with different features and services. In such a case, the pooling of their assets would generally achieve operational efficiencies and cost reductions. If a Fund invested all of its assets in a Pooled Fund, the Fund would hold only a single investment security and the Pooled Fund would directly invest in individual securities pursuant to its investment objective.

  While neither SCM nor the Directors have determined that the Funds should invest in a Pooled Fund, the Directors believe that it could be in the best interest of the Funds to adopt such a structure at a future date. However, the Directors will only authorize such an arrangement (i) if it is permitted under the Fund's investment policies, (ii) if they determine that it is in the best interests of the Fund, and (iii) if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the Fund or its shareholders.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 6I.



7A. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING USE OF MARGIN.


  Each Fund's existing fundamental investment limitation concerning use of margin states:

  "The Fund may not purchase any securities on margin, except for the use of short-term credit necessary for clearance of purchases of portfolio securities, the payment of initial and variation margin deposits in connection with futures contracts and options thereon, and the purchase and sale of options."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin."

  The primary purpose of the proposal is to eliminate each Fund's fundamental limitation concerning the use of margin and adopt a non-fundamental operating policy that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental operating policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) If the proposal is approved, the new non-fundamental investment policy concerning use of margin could be changed by the Directors without a future vote of a Fund's shareholders. The proposed non-fundamental operating policy concerning use of margin clarifies that premiums paid under other derivative transactions do not constitute prohibited margin purchases. In addition, the proposed operating policy eliminates the reference to options transactions other than options on futures, since such transactions do not involve the payment of margin deposits.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7A.


7B. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE PURCHASE OF
    INVESTMENT COMPANY SECURITIES.


  Each Fund's current fundamental investment limitation concerning purchase of investment company securities states:

  "The Fund may not purchase securities of other investment companies."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not purchase securities of other investment companies except in compliance with the Investment Company Act of 1940 and applicable state law."


  The primary purpose of the proposal is to eliminate each Fund's fundamental limitation concerning purchasing investment company securities and adopt a non-fundamental operating policy that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will allow the Funds to invest in securities of investment companies (as discussed below) and will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) If the proposal is approved, the new non-fundamental investment policy concerning purchase of investment company securities could be changed by the Directors without a future vote of a Fund's shareholders.


  The proposed non-fundamental operating policy concerning purchase of investment company securities allows the Funds to invest in investment companies to the extent allowed by the 1940 Act and state law. Under the 1940 Act, a Fund is subject to certain limitations regarding purchasing the securities of other investment companies. In general, the 1940 Act prevents a Fund from (i) investing more than 10% of its total assets in the securities of other investment companies, (ii) owning more than 3% of the outstanding voting stock of any other investment company, and (iii) having more than 5% of its total assets invested in securities of another investment company. There are also additional limitations regarding investments in closed-end investment companies and a few states currently impose additional limitations on fund purchases of investment company securities.

                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7B.


7C. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN OIL
    AND GAS INTERESTS.


  Each Fund's current fundamental investment limitation concerning investing in oil and gas interests states:

  "The Fund may not invest in interests in oil, gas or other mineral exploration programs."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities."


  The primary purpose of the proposal is to eliminate each Fund's fundamental limitation concerning investing in oil and gas interests and adopt a non-fundamental operating policy that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental operating policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) The proposed non-fundamental operating policy concerning investing in oil and gas interests clarifies that the Fund may invest in securities of issuers engaged in oil, gas, or other mineral exploration activities. If the proposal is approved, the new non-fundamental investment policy concerning investing in oil and gas interests could be changed by the Directors without a future vote of a Fund's shareholders.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7C.

7D. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PLEDGING ASSETS.


  Each Fund's current fundamental investment limitation concerning pledging assets states:

  "The Fund may not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken at cost, except that the Fund may engage in transactions in options, futures, options on futures, and foreign currency."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment."


  The primary purpose of the proposal is to eliminate each Fund's fundamental limitation concerning pledging assets and adopt a non-fundamental operating policy that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) If the proposal is approved, the new non-fundamental investment policy concerning pledging assets could be changed by the Directors without a future vote of a Fund's shareholders.


  The proposed non-fundamental operating policy concerning pledging assets (i) increases a Fund's pledging limitation from 15% to 33 1/3% for securities lending and authorizes other pledging transactions in connection with permitted borrowings, (ii) allows pledging in connection with all borrowings, and (iii) clarifies that a Fund may pledge its assets in connection with permissible investments, without limiting those investments. Pledging transactions may arise, for example, when a Fund engages in reverse repurchase agreements or securities lending transactions. Pledging assets is not without risk and the proposed policy represents an increase in the amount of assets subject to pledging. Assets that have been pledged to other parties may not be readily available to a Fund. Therefore, a Fund may have less flexibility in liquidating such assets if it became necessary to do so. Allowing a Fund to pledge a greater portion of its assets could impair the Fund's ability to meet current obligations or impede portfolio management.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7D.

7E. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SECURITIES
    INVESTMENTS OF DIRECTORS AND OFFICERS.


  Each Fund's current fundamental investment limitation concerning securities investments of directors and officers states:

  "The Fund may not purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment advisor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Subject to shareholder approval of this recommendation, the Directors intend to implement the following non-fundamental operating policy:

  "The Fund may not purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer."


  The purpose of the proposal is to eliminate each Fund's fundamental limitation concerning securities investments of directors and officers and adopt a non-fundamental operating policy that would conform to a non-fundamental operating policy that is expected to become standard for all funds managed by SCM. Although adoption of the non-fundamental policy is not likely to have any impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) Directors and officers may purchase securities owned by a Fund only in accordance with the 1940 Act and the Fund's Code of Ethics. If the proposal is approved, the new non-fundamental investment policy concerning securities investments of directors and officers could be changed by the Directors without a future vote of a Fund's shareholders.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7E.


7F. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING FUND PORTFOLIO
    TRANSACTIONS WITH DIRECTORS AND OFFICERS.


  Each Fund's current fundamental investment limitation concerning fund portfolio transactions with directors and officers states:

  "The Fund may not purchase from or sell to any of its officers or directors or firms of which any of them are members any securities (other than capital stock of the Fund)."

  The Directors recommend that shareholders vote to eliminate the above fundamental investment limitation. Although elimination of the fundamental policy is not likely to have any impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) The 1940 Act prohibits many types of affiliated transactions including those covered by the Funds' current investment limitation. However, because the current investment limitation covers only a small portion of prohibited activities governed by the 1940 Act, the Directors recommend eliminating the limitation because it does not fully cover prohibited transactions.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7F.


7G. TO ELIMINATE A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN
    SECURITIES FOR THE PURPOSE OF MANAGEMENT OR CONTROL.


  Each Fund's current fundamental investment limitation concerning investing in securities for the purpose of management or control states:

  "The Fund may not invest in the securities of an issuer for the purpose of management or the exercise of control."


  Subject to shareholder approval, the Directors intend to eliminate the above fundamental investment limitation. Although elimination of the fundamental policy is not likely to have a significant impact on the investment techniques employed by the Funds, it will contribute to the overall objectives of standardization. (See "Adoption of Standard Investment Limitations" on page 18.) While the Funds have no present intention of investing in issuers for the purpose of management or control, elimination of this fundamental investment limitation would allow a Fund do so in the future, subject to applicable regulatory requirements.


                    THE DIRECTORS UNANIMOUSLY RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 7G.


                                 OTHER MATTERS

  The Directors know of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card(s) to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

                             SHAREHOLDER PROPOSALS

  Any shareholder proposals to be presented at the 1996 Annual Meeting of Shareholders of the Funds, if such meeting is held, must be received at the executive offices of a Fund on or before October 31, 1995.

                                         By Order of the Board of Directors,

                                         ANN E. OGLANIAN
                                         Secretary

Menomonee Falls, Wisconsin
February 16, 1995

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

  THIS AGREEMENT is made and entered into on this      day of
                         , 19     , between STRONG                     , INC., a
Wisconsin corporation (the "Fund"), and STRONG CAPITAL MANAGEMENT, INC., a Wisconsin corporation (the "Adviser");

                                   WITNESSETH

  WHEREAS, the Fund is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

  WHEREAS, the Fund is authorized to create separate series, each with its own separate investment portfolio; and,

  WHEREAS, the Fund desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, to act as investment adviser for the Fund or each series of the Fund, if any, listed in Schedule A attached hereto, and to manage each of their assets;

  NOW, THEREFORE, the Fund and the Adviser do mutually agree and promise as follows:

  1. Employment. The Fund hereby appoints Adviser as investment adviser for the Fund or each series of the Fund, if any, listed on Schedule A attached hereto (a "Portfolio" or collectively, the "Portfolios"), and Adviser accepts such appointment. Subject to the supervision of the Board of Directors of the Fund and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of any Portfolio. The Adviser is hereby authorized to delegate some or all of its services subject to necessary approval, which includes without limitation, the delegation of its investment adviser duties hereunder to a subadvisor pursuant to a written agreement (a "Subadvisory Agreement") under which the subadvisor shall furnish the services specified therein to the Adviser. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to a Subadvisory Agreement. The Adviser shall (i) provide for use by the Fund, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio and maintaining the Fund's organization, (ii) pay the salaries and fees of all officers and directors of the Fund who are "interested persons" of the Adviser as such term is defined under the 1940 Act, and (iii) pay for all clerical services relating to research, statistical and investment work.

  2. Allocation of Portfolio Brokerage. The Adviser is authorized, subject to the supervision of the Board of Directors of the Fund, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser may, on behalf of each Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to a Portfolio and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934 and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by a Portfolio will be reasonable in relation to the benefits to such Portfolio over the long term.

  3. Expenses. Each Portfolio will pay all its expenses and the Portfolio's allocable share of Fund expenses, other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by a Portfolio shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Portfolios), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for directors who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1 above. If expenses payable by a Portfolio, except interest charges, taxes, brokerage commissions and similar fees and to the extent permitted extraordinary expenses, in any given fiscal year exceed that percentage of the average net asset value of the Portfolio for such year, as determined by valuations made as of the close of each business day of such year, which is the most restrictive percentage expense limitation provided by the laws of the various states in which the Portfolio's shares are qualified for sale, or if the states in which the shares qualified for sale impose no restrictions, then 2%, the Adviser shall reimburse the Portfolio for such excess. Reimbursement of expenses by the Adviser shall be made on a monthly basis and will be paid to a Portfolio by a reduction in the Adviser's fee, subject to later adjustment month by month for the remainder of the Fund's fiscal year.

  4. Authority of Adviser. The Adviser shall for all purposes herein be considered an independent contractor and shall not, unless expressly authorized and empowered by the Fund or any Portfolio, have authority to act for or represent the Fund or any Portfolio in any way, form or manner. Any authority granted by the Fund on behalf of itself or any Portfolio to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Directors of the Fund.

  5. Compensation of Adviser. For the services to be furnished during any month by the Adviser hereunder, each Portfolio listed in Schedule A shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee as soon as practical after the last day of such month. The Advisory Fee shall be an amount equal to 1/12th of the annual fee as set forth in Schedule B of the average of the net asset value of the Portfolio determined as of the close of business on each business day throughout the month (the "Average Asset Value"). In case of termination of this Agreement with respect to any Portfolio during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the Average Asset Value of the business days during which it is so in effect.

  6. Rights and Powers of Adviser. The Adviser's rights and powers with respect to acting for and on behalf of the Fund or any Portfolio, including the rights and powers of the Adviser's officers and directors, shall be as follows:

    (a) Directors, officers, agents and shareholders of the Fund are or may at any time or times be interested in the Adviser as officers, directors, agents, shareholders or otherwise. Correspondingly, directors, officers, agents and shareholders of the Adviser are or may at any time or times be interested in the Fund as directors, officers, agents and as shareholders or otherwise, but nothing herein shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation or any applicable statute or regulation. The Adviser shall, if it so elects, also have the right to be a shareholder in any Portfolio.

    (b) Except for initial investments in a Portfolio, not in excess of $100,000 in the aggregate for the Fund, the Adviser shall not take any long or short positions in the shares of the Portfolios and that insofar as it can control the situation it shall prevent any and all of its officers, directors, agents or shareholders from taking any long or short position in the shares of the Portfolios. This prohibition shall not in any way be considered to prevent the Adviser or an officer, director, agent or shareholder of the Adviser from purchasing and owning shares of any of the Portfolios for investment purposes. The Adviser shall notify the Fund of any sales of shares of any Portfolio made by the Adviser within two months after purchase by the Adviser of shares of any Portfolio.

    (c) The services of the Adviser to each Portfolio and the Fund are not to be deemed exclusive and Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any of the Portfolios or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

  7. Duration and Termination. The following shall apply with respect to the duration and termination of this Agreement:

    (a) This Agreement shall begin for each Portfolio as of the date of this Agreement and shall continue in effect for two years. With respect to each Portfolio added by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect to the date two years after such execution. Thereafter, in each case, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by either (i) the affirmative vote of a majority of the Board of Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Fund), cast in person at a meeting called for that purpose or (ii) by the affirmative vote of a majority of a Portfolio's outstanding voting securities; and (b) Adviser shall not have notified a Portfolio in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Portfolio. Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

    (b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to any Portfolio, without payment of any penalty, by affirmative vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of that Portfolio, as defined in Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty (60) days' written notice to the other party and shall terminate automatically in the event of its assignment.

  8. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the vote of a majority of the Board of Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Directors of the Fund) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the 1940 Act, on behalf of a Portfolio by a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of such Portfolio. If such amendment is proposed in order to comply with the recommendations or requirements of the Securities and Exchange Commission or state regulatory bodies or other governmental authority, or to obtain any advantage under state or federal laws, the Fund shall notify the Adviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Adviser declines to assent to such amendment, the Fund may terminate this Agreement forthwith.

  9. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

  10. Assignment. This Agreement shall neither be assignable nor subject to pledge or hypothecation and in the event of assignment, pledge or hypothecation shall automatically terminate. For purposes of determining whether an "assignment" has occurred, the definition of "assignment" in Section 2(a)(4) of the 1940 Act shall control.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

Attest:                              Strong Capital Management, Inc.

- - ---------------------------------   ---------------------------------
        [Name and Title]                    [Name and Title]

Attest:                                      [Name of Fund]

- - ---------------------------------   ---------------------------------
        [Name and Title]                    [Name and Title]

                                   SCHEDULE A

The Portfolio(s) of Strong            , Inc. currently subject to this Agreement
are as follows:

                   Date of Addition
 Portfolio(s)     to this Agreement

                                   SCHEDULE B

Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

 Portfolio(s)         Annual Fee

                                                                                            WE NEED YOUR VOTE BEFORE APRIL 13, 1995
___________________________________________________________________________________________________________________________________

THIS PROXY  WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND IN THE
DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Please indicate by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]

1.  Election of Directors.                              FOR all nominees listed below      [ ]     WITHHOLD AUTHORITY to vote [ ] 1.
                                                        (except as marked to the contrary)         for all nominees listed below

       TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW

       Richard S. Strong       John Dragisic   Marvin E. Nevins    Willie D. Davis      William F. Vogt     Stanley Kritzik

2. To ratify the selection of independent public accountants.                    FOR [ ]          AGAINST [ ]        ABSTAIN [ ] 2.

3. To adopt and ratify the revised Advisory Agreement.                           FOR [ ]          AGAINST [ ]        ABSTAIN [ ] 3.

4. To adopt revised Articles of Incorporation.                                   FOR [ ]          AGAINST [ ]        ABSTAIN [ ] 4.

5. To amend the investment objective.                                            FOR [ ]          AGAINST [ ]        ABSTAIN [ ] 5.

6. To amend or adopt fundamental investment limitations.                         FOR [ ]   (Except as marked below)  ABSTAIN [ ] 6.
   If you do NOT wish to approve an investment limitation change, please check the appropriate box below:

    (A) [ ] Diversification  (D) [ ] Purchasing or selling real estate  (G) [ ] Purchasing or selling financial commodities
    (B) [ ] Concentration    (E) [ ] Borrowing                          (H) [ ] Issuing senior securities
    (C) [ ] Lending          (F) [ ] Underwriting securities            (I) [ ] Pooled fund structures

7. To eliminate fundamental investment limitations.                               FOR [ ]   (Except as marked below)  ABSTAIN [ ] 7.
   If you do NOT wish to approve elimination of an investment limitation, please check the appropriate box below:

    (A) [ ] Use of margin                                   (E) [ ] Securities investments of directors and officers
    (B) [ ] Purchase of investment company securities       (F) [ ] Fund portfolio transactions with directors and officers
    (C) [ ] Investing in oil and gas interests              (G) [ ] Investing in securities for the purpose of management or control
    (D) [ ] Pledging assets
___________________________________________________________________________________________________________________________________
                                        TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD.



                                                                                         WE NEED YOUR VOTE BEFORE APRIL 13, 1995
     __________________________________________________________________________________________________________________________
[LOGO]
        PLEASE, your vote is important and, as a shareholder, you are asked to be at the Annual Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to complete, sign, date, and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure quorum at the Meeting and avoid additional expenses to your Fund associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.
        __________________________________________________________________________________________________________________________
                                                                                                          THANK YOU FOR YOUR TIME

STRONG DISCOVER FUND II, INC.                                                             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby constitutes and appoints John Dragisic, Thomas P. Lemke, and Ann E. Oglanian as proxies, each with power to appoint his or her substitute, and hereby authorizes them to represent and to vote by majority, as designated on the reverse side, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the
Italian Community Center, 631 E. Chicago Street, Milwaukee, Wisconsin, on April 13, 1995, at 10:00 a.m., local time, and any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated February 16, 1995, receipt of which is hereby acknowledged.
                                                                           DATE: __________________________

                                                                           NOTE: Please sign exactly as your name appears on this
                                                                           Proxy. If joint owners, EITHER may sign this Proxy.
                                                                           When signing as attorney, executor, administrator,
                                                                           trustee, guardian or corporate officer, please give
                                                                           your full title.


                                                                           _______________________________________________________
                                                                           Signature(s) (Title(s), if applicable)

STRONG FUNDS
P.O. Box 2936  .  Milwaukee, Wisconsin 53201  .  Telephone 1-800-368-3863


February 1995


Dear Fellow Shareholder:


You are cordially invited to attend the joint Annual Meeting of Shareholders of the Strong Funds, to be held at 10:00 a.m., Thursday, April 13, 1995, at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin. Preceding the Meeting, there will be an Investment Strategy Discussion Session starting at 9:00 a.m.


PLEASE READ THE ENCLOSED MATERIALS AND VOTE.


The accompanying "Notice of Annual Meeting and Proxy Statement" describes a number of important proposals affecting the Strong Funds in which you are invested. To save printing and administrative expenses, we have created a single "omnibus" Proxy Statement that encompasses the changes to Special Fund II and Discovery Fund II. PLEASE REVIEW AND CONSIDER EACH OF THESE ISSUES CAREFULLY.


The Funds' Board of Directors has reviewed these proposed changes and believes them to be in the best interests of the Funds' shareholders. Accordingly, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSED CHANGE.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN
      THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE PROVIDED.


Please vote. And do so as soon as possible. No matter how many shares you own, your vote - and its promptness - are important.


SUMMARY OF PROPOSED CHANGES


As discussed fully in the Proxy Statement, you are being asked to elect an expanded Board of Directors and ratify the re-appointment of Coopers & Lybrand as the Funds' auditors. You are also being asked to adopt and ratify revised Advisory Agreements that govern each Fund's arrangement with Strong Capital Management, Inc. to provide certain investment management and administrative services. PLEASE NOTE THAT THESE AGREEMENTS DO NOT PROPOSE AN INCREASE IN ANY FEES PAID BY A FUND OR SUCH FUND'S SHAREHOLDERS.




                                        (over)                              G-6

In addition, we have proposed various changes - outlined below - to the Funds' Articles of Incorporation, investment objectives, and fundamental investment limitations. In general, these changes are part of our overall effort to standardize and clarify both the language that describes and the policies that guide the entire family of Strong Funds.


              AMENDED ARTICLES OF INCORPORATION will allow the Board more flexibility in managing future operations. In part, the changes address the Board's authority to set redemption policies, approve stock splits, and add alternative fund structures designed to reduce costs.


              REVISED INVESTMENT OBJECTIVES represent the next step in our long-term initiative to simplify our shareholder communications and make our publications easier to use and understand. These revisions are designed to describe each Fund's goal more clearly and are not intended to change the manner in which the Funds are managed.


              STANDARDIZED INVESTMENT LIMITATIONS are intended to conform and clarify the policies that guide the day-to-day management of the Funds, including the amounts and types of securities in which each Fund may invest, as well as the investment techniques the Funds may employ. By using uniform limitations wherever possible, we expect to facilitate portfolio compliance and gain certain operational efficiencies. In general, the changes are not intended to significantly alter the way Special Fund II and Discovery Fund II are managed. However, in some cases, they do expand a Fund's ability to take advantage of certain investment opportunities. We have noted these exceptions within the Proxy Statement.


Again, I encourage you to review these proposals carefully and cast your vote using the enclosed proxy card(s) and postage-paid envelope. EVEN IF YOU DO PLAN TO ATTEND THE MEETING, PLEASE VOTE AS SOON AS POSSIBLE. BY VOTING PROMPTLY, YOU HELP US AVOID THE EXPENSE OF HAVING TO RE-SOLICIT YOUR PROXY - AND HELP US KEEP FUND EXPENSES DOWN.

Thank you for your participation in this important initiative. I look forward to seeing many of you on April 13th.

                                         Sincerely,

                                         /s/ Richard S. Strong

                                         Richard S. Strong
                                         Chairman of the Board

Enclosures

P.S. If you plan to join us at the meeting, please call 1-800-368-0930 to make a reservation. Your reply will help us make the appropriate accommodations for the meeting room.